EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of The Tracker Corporation of America on Form S-8 of our report dated July 3, 2000 for the Year Ended March 31, 2000.


J. L. Stephan  Co.,  P.C.

Traverse  City,  Michigan

December  4,  2000


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